EXHIBIT 1.01
CONFLICT MINERALS REPORT FOR WEST MARINE INC.

Filed in accordance with Rule 13p-1 under the Securities and Exchange Act of 1934

This Conflict Minerals Report (“Report”) of West Marine Inc. (“West Marine”, the “Company", “we”, “us” or “our”) is filed with the Securities and Exchange Commission (“SEC”) pursuant to Rule 13p-1 under the Securities Exchange Act of 1934, as amended (“Rule 13p-1”), and prepared in accordance with the instructions to Form SD for the reporting period from January 1, 2015 to December 31, 2015 (the “Reporting Period”).

Company Overview

The Company was founded in 1968 by a sailor and has grown to become the largest omni-channel specialty retailer exclusively offering boating supplies, gear, apparel, footwear and other waterlife-related products. Our customers include boat owners, professional marine service providers, and those new to West Marine who enjoy recreational time on or around the water.

Product and Filing Overview

The Company is filing this Conflict Minerals Report for the year ended December 31, 2015, because it has reason to believe (based on its reasonable country of origin inquiry) that certain of the products that it contracts to manufacture contain necessary Conflict Minerals that originated in the Democratic Republic of the Congo or an adjoining country.

As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”), the SEC adopted Rule 13p-1 in 2012, instituting reporting and disclosure requirements for SEC registrants who manufacture or contract to manufacture products containing conflict minerals (as defined below) which are necessary to the functionality or production of such products. Form SD defines “Conflict Minerals” as: ‘(i)(a) columbite-tantalite, (b) cassiterite, (c) gold and (d) wolframite, or their derivatives, which are currently limited to tantalum, tin and tungsten; or (ii) any other mineral or its derivatives determined by the U.S. Secretary of State to be financing conflict in the Democratic Republic of the Congo or an “adjoining country,” as such term is defined in Form SD (collectively, the “Covered Countries”)’.

The Company is a retailer and does not directly manufacture any of the products that it sells; however it does contract to manufacture products in which Conflict Minerals may be necessary to the functionality or production of those products. The Company contracts to manufacture footwear, clothing, tools and light boating equipment, home products/gifts, fishing products, and power sports and water accessories that contain necessary metallic forms of Conflict Minerals. The Company does not directly source any Conflict Minerals for use in the products it contracts to manufacture.

Pursuant to Rule 13p-1, If any Conflict Minerals, as defined by Form SD, are necessary to the functionality or production of a product manufactured by a registrant or contracted by the registrant to be manufactured and are required to be reported in the calendar year covered by the specialized disclosure report, the registrant must conduct a good faith reasonable country of origin inquiry (“RCOI”) regarding Conflict Minerals that is reasonably designed to determine whether any of the Conflict Minerals originated in one of the Covered Countries.

The Company has an established process for scoping and evaluating the lines of products contracted to be manufactured by the Company on a product-by-product basis to determine which contain Conflict Minerals that are “necessary to the functionality or production” of the product (the “In Scope Products”). 154 of the Company’s Tier 1 suppliers (the “Suppliers”) were identified as having In Scope Products subject to the RCOI inquiry.

Reasonable Country of Origin Inquiry

The Company conducted its RCOI on the In Scope Products to determine the presence and source of any Conflict Minerals used in the In Scope Products. To implement the RCOI process, the Company conducted a supply-chain survey of its Suppliers using the Conflict-Free Sourcing Initiative’s Conflict Minerals Reporting Template (CMRT) of level 3.0 or higher. Suppliers were offered two options to submit the required information, either by uploading the CMRT in MS Excel format or by completing an online survey version of the template.

Suppliers were also given access to an online reference and resource center where they could review supporting regulations and frequently asked questions (FAQs) concerning 3TG mineral tracing. The Supplier Resource Center was provided as an educational tool to facilitate a deeper understanding of the program and education as to why the information is being requested.

Following the initial introduction to the program and information request, up to six reminder emails were sent to each non-responsive supplier requesting survey completion.

Suppliers who remained non-responsive to these email reminders were contacted by telephone and offered assistance. This assistance included, but was not limited to, further information about the Conflict Minerals Compliance Program, an explanation of why the information was being collected, a review of how the information would be used and clarification regarding how the requested information needed could be provided.

Supplier responses were evaluated to identify “quality control” flags based on various issues including things such as (a) listing smelters or refiners for an unused metal, (b) not providing information about the metal used, (c) inconsistent responses to the questionnaire, (d) a lack of data for sub suppliers, or (e) a response indicating 100% of the 3TG for products covered by the declaration originates from scrap/recycled sources, but one or more smelters or refiners listed are not known to be exclusive recyclers.

The Company’s survey response rate was 70%. Of these responding, 19% indicated one or more of the regulated metals (3TG) was necessary to the functionality or production of the products they supply to West Marine.

Due Diligence

Design of Due Diligence Measures

The Company conducted a due diligence review of its supply chain as required by Rule 13p-1. In accordance with the guidance set out in the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals for Conflict-Affected and High-Risk Areas, including Supplements on Tin, Tantalum and Tungsten, and the Gold Supplement (Second Edition 2013) (the “Guidance”), the Company has established a five-step process which includes: (1) establishment of strong company management systems; (2) identification and assessment of supply chain risk; (3) development and implementation of a risk response strategy; (4) third-party audit of our due diligence practices, as may be required; and (5) preparation of an annual report on supply chain due diligence.

Due Diligence Measures Performed

The Company relied upon the following internationally accepted audit standards to determine whether the smelters or refiners in its supply chain source Conflict Minerals from the Covered Countries: the CFSI Conflict-Free Smelter Program, the London Bullion Market Association Good Delivery Program and the Responsible Jewelry Council Chain-of-Custody Certification Tungsten Industry - Conflict Minerals Council concerning their independent third-party audits of smelters and refiners. 923 smelters or refiners were identified, of which 88% have been certified conflict free (see attached appendix to this Exhibit 1.01 to Form SD).

Further investigation was conducted on Suppliers perceived to be high risk. For those supply chains with smelters or refiners that are known or thought to be sourcing from the DRC, additional investigation is needed to determine the source and chain-of-custody of the regulated metals. If the smelter or refiners is not certified by these internationally-recognized schemes, an attempt is made to contact the smelters or refiners to gain more information about their sourcing practices, including countries of origin and transfer, and whether there are any internal due diligence procedures in place or other processes the smelters or refiners takes to track the chain-of-custody on the source of its mineral ores. Relevant information to review includes: whether the smelter or refiner has a documented, effective and communicated conflict-free policy, an accounting system to support a mass balance of materials processed, and traceability documentation. Outside sources of information regarding the smelters’ or refiners’ sourcing practices were also used where available via internet searches. Additionally, up to three contact attempts were made to smelters or refiners to gather information on mine country of origin and sourcing practices.

The status of responses of each Supplier were provided to the Company’s merchant team and the Company’s Senior Management team, and included status updates on monitoring and tracking corrective action and risk mitigation efforts.

Future Measures

The Company will continue to refine its systems for identifying relevant suppliers and obtaining additional and more reliable information from each such supplier regarding such supplier’s supply chain. The Company continues to communicate its expectations and information requirements to its Suppliers and will continue to undertake additional fact and risk assessments as necessary. The Company remains committed to implementing processes to improve the quantity and quality of Supplier responses, verify Supplier responses provided, and evaluate new product lines as developed to eliminate the introduction of Conflict Minerals into the supply chain where possible.

Appendix 1 to Exhibit 1.01 of Form SD

Metal	Official Smelter Name*	Smelter Country	Country of Origin	Certified Smelter*
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	Uzbekistan	YES
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	China	YES
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	Mexico	YES
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	Uzbekistan	YES
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	Uzbekistan	YES
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	Indonesia	YES
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	United States	YES
Gold	Matsuda Sangyo Co., Ltd.	Japan	United States	YES
Gold	Matsuda Sangyo Co., Ltd.	Japan	Indonesia	YES
Gold	Matsuda Sangyo Co., Ltd.	Japan	China	YES
Gold	Matsuda Sangyo Co., Ltd.	Japan	Canada	YES
Gold	Matsuda Sangyo Co., Ltd.	Japan	Australia	YES
Gold	Matsuda Sangyo Co., Ltd.	Japan	Hong Kong	YES
Gold	Matsuda Sangyo Co., Ltd.	Japan	Japan	YES
Gold	Matsuda Sangyo Co., Ltd.	Japan	United Kingdom	YES
Gold	So Accurate Group, Inc.	United States	Thailand	NO
Gold	So Accurate Group, Inc.	United States	China	NO
Gold	So Accurate Group, Inc.	United States	United States	NO
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	Mexico	China	YES
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	Mexico	Mexico	YES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russia	Russia	YES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russia	Germany	YES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russia	Taiwan	YES
Gold	Solar Applied Materials Technology Corp.	Taiwan	China	YES
Gold	Solar Applied Materials Technology Corp.	Taiwan	Canada	YES
Gold	Solar Applied Materials Technology Corp.	Taiwan	Hong Kong	YES
Gold	Solar Applied Materials Technology Corp.	Taiwan	Taiwan	YES
Gold	Solar Applied Materials Technology Corp.	Taiwan	United States	YES
Gold	Gansu Seemine Material Hi-Tech Co Ltd	China	China	NO
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	China	No known country of origin.	NO
Gold	Metalor Technologies (Hong Kong) Ltd.	China	Japan	YES
Gold	Metalor Technologies (Hong Kong) Ltd.	China	United States	YES
Gold	Metalor Technologies (Hong Kong) Ltd.	China	Australia	YES
Gold	Metalor Technologies (Hong Kong) Ltd.	China	China	YES
Gold	Metalor Technologies (Hong Kong) Ltd.	China	Peru	YES
Gold	Metalor Technologies (Hong Kong) Ltd.	China	Switzerland	YES
Gold	Metalor Technologies (Hong Kong) Ltd.	China	Hong Kong	YES
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	China	YES
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	Singapore	YES
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	Switzerland	YES
Gold	Metalor Technologies SA	Switzerland	Canada	YES
Gold	Metalor Technologies SA	Switzerland	Hong Kong	YES
Gold	Metalor Technologies SA	Switzerland	Sweden	YES
Gold	Metalor Technologies SA	Switzerland	China	YES
Gold	Metalor Technologies SA	Switzerland	Switzerland	YES

Gold	Metalor Technologies SA	Switzerland	United Kingdom	YES
Gold	Metalor Technologies SA	Switzerland	United States	YES
Gold	Metalor USA Refining Corporation	United States	Canada	YES
Gold	Metalor USA Refining Corporation	United States	China	YES
Gold	Metalor USA Refining Corporation	United States	Switzerland	YES
Gold	Metalor USA Refining Corporation	United States	United States	YES
Gold	Metalor USA Refining Corporation	United States	Mexico	YES
Gold	Asahi Refining Canada Limited	Canada	No known country of origin.	YES
Gold	Aida Chemical Industries Co., Ltd.	Japan	Peru	YES
Gold	Aida Chemical Industries Co., Ltd.	Japan	Portugal	YES
Gold	Aida Chemical Industries Co., Ltd.	Japan	Canada	YES
Gold	Aida Chemical Industries Co., Ltd.	Japan	Spain	YES
Gold	Aida Chemical Industries Co., Ltd.	Japan	Bolivia	YES
Gold	Aida Chemical Industries Co., Ltd.	Japan	Japan	YES
Gold	Aida Chemical Industries Co., Ltd.	Japan	Recycle/Scrap	YES
Gold	Dowa	Canada	No known country of origin.	NO
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany	Thailand	YES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany	Germany	YES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany	Recycle/Scrap	YES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany	Japan	YES
Gold	Mitsubishi Materials Corporation	Japan	Canada	YES
Gold	Mitsubishi Materials Corporation	Japan	Chile	YES
Gold	Mitsui Mining & Smelting	Japan	Canada	YES
Gold	Mitsui Mining & Smelting	Japan	Australia	YES
Gold	Mitsui Mining & Smelting	Japan	China	YES
Gold	Mitsui Mining & Smelting	Japan	Japan	YES
Gold	Sumitomo Metal Mining Co., Ltd.	Japan	Japan	YES
Gold	Sumitomo Metal Mining Co., Ltd.	Japan	Indonesia	YES
Gold	Sumitomo Metal Mining Co., Ltd.	Japan	Chile	YES
Gold	Moscow Special Alloys Processing Plant	Russia	Russia	YES
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil	Brazil	YES
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil	Australia	YES
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil	Brazil	YES
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil	South Africa	YES
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey	Turkey	YES
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey	Saudi Arabia	YES
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey	United Arab Emirates	YES
Gold	Guangdong Jinding Gold Limited	China	Taiwan	NO
Gold	Guangdong Jinding Gold Limited	China	China	NO
Gold	Guangdong Jinding Gold Limited	China	Australia	NO
Gold	Argor-Heraeus SA	Switzerland	China	YES
Gold	Argor-Heraeus SA	Switzerland	Hong Kong	YES
Gold	Argor-Heraeus SA	Switzerland	South Africa	YES
Gold	Argor-Heraeus SA	Switzerland	Chile	YES
Gold	Argor-Heraeus SA	Switzerland	Argentina	YES
Gold	Argor-Heraeus SA	Switzerland	Singapore	YES
Gold	Argor-Heraeus SA	Switzerland	Switzerland	YES
Gold	Asahi Pretec Corporation	Japan	Guinea	YES

Gold	Asahi Pretec Corporation	Japan	United States	YES
Gold	Asahi Pretec Corporation	Japan	Japan	YES
Gold	Asahi Pretec Corporation	Japan	Peru	YES
Gold	Asahi Pretec Corporation	Japan	Brazil	YES
Gold	Asahi Pretec Corporation	Japan	Chile	YES
Gold	Asahi Pretec Corporation	Japan	Singapore	YES
Gold	Asahi Pretec Corporation	Japan	Canada	YES
Gold	Asahi Pretec Corporation	Japan	Hong Kong	YES
Gold	Asahi Pretec Corporation	Japan	Australia	YES
Gold	Asahi Pretec Corporation	Japan	Argentina	YES
Gold	Asahi Pretec Corporation	Japan	Recycle/Scrap	YES
Gold	Asahi Pretec Corporation	Japan	Papua New Guinea	YES
Gold	Asahi Pretec Corporation	Japan	Mexico	YES
Gold	Asaka Riken Co., Ltd.	Japan	Japan	YES
Gold	Asaka Riken Co., Ltd.	Japan	Recycle/Scrap	YES
Gold	Asaka Riken Co., Ltd.	Japan	Armenia	YES
Gold	Asaka Riken Co., Ltd.	Japan	Mexico	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Australia	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	China	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Singapore	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Hong Kong	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	United Kingdom	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Uzbekistan	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Belgium	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Chile	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	South Africa	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Mexico	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Switzerland	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	United States	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Japan	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Canada	YES
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Malaysia	YES
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	Turkey	NO
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	Brazil	NO
Gold	Aurubis AG	Germany	United States	YES
Gold	Aurubis AG	Germany	Hong Kong	YES
Gold	Aurubis AG	Germany	Germany	YES
Gold	Aurubis AG	Germany	Recycle/Scrap	YES
Gold	Aurubis AG	Germany	China	YES
Gold	Nihon Material Co., Ltd.	Japan	Japan	YES
Gold	Nihon Material Co., Ltd.	Japan	Mozambique	YES
Gold	Nihon Material Co., Ltd.	Japan	Canada	YES
Gold	Nihon Material Co., Ltd.	Japan	Australia	YES
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	Canada	YES
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	Philippines	YES
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	China	NO
Gold	The Great Wall Gold and Silver Refinery of China	China	China	YES
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China	China	YES
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China	Peru	YES

Gold	Bauer Walser AG	Germany	Germany	NO
Gold	Heimerle + Meule GmbH	Germany	Philippines	YES
Gold	Heimerle + Meule GmbH	Germany	Austria	YES
Gold	Heimerle + Meule GmbH	Germany	Recycle/Scrap	YES
Gold	Heimerle + Meule GmbH	Germany	Hong Kong	YES
Gold	Heimerle + Meule GmbH	Germany	Germany	YES
Gold	Heimerle + Meule GmbH	Germany	Canada	YES
Gold	Heimerle + Meule GmbH	Germany	Jersey	YES
Gold	Heimerle + Meule GmbH	Germany	South Africa	YES
Gold	Heimerle + Meule GmbH	Germany	Australia	YES
Gold	Heimerle + Meule GmbH	Germany	Malaysia	YES
Gold	Heimerle + Meule GmbH	Germany	China	YES
Gold	Heimerle + Meule GmbH	Germany	Mozambique	YES
Gold	Heraeus Ltd. Hong Kong	China	Laos	YES
Gold	Heraeus Ltd. Hong Kong	China	Taiwan	YES
Gold	Heraeus Ltd. Hong Kong	China	Thailand	YES
Gold	Heraeus Ltd. Hong Kong	China	South Africa	YES
Gold	Heraeus Ltd. Hong Kong	China	Germany	YES
Gold	Heraeus Ltd. Hong Kong	China	Japan	YES
Gold	Heraeus Ltd. Hong Kong	China	Laos	YES
Gold	Heraeus Ltd. Hong Kong	China	Mozambique	YES
Gold	Heraeus Ltd. Hong Kong	China	Singapore	YES
Gold	Heraeus Ltd. Hong Kong	China	Peru	YES
Gold	Heraeus Ltd. Hong Kong	China	Switzerland	YES
Gold	Heraeus Ltd. Hong Kong	China	China	YES
Gold	Heraeus Ltd. Hong Kong	China	Philippines	YES
Gold	Heraeus Ltd. Hong Kong	China	Malaysia	YES
Gold	Heraeus Ltd. Hong Kong	China	Canada	YES
Gold	Heraeus Ltd. Hong Kong	China	Australia	YES
Gold	Heraeus Ltd. Hong Kong	China	France	YES
Gold	Heraeus Ltd. Hong Kong	China	Hong Kong	YES
Gold	Boliden AB	Sweden	Canada	YES
Gold	Boliden AB	Sweden	Sweden	YES
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Bolivia	YES
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Hong Kong	YES
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Chile	YES
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Peru	YES
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	China	YES
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Australia	YES
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Jersey	YES
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Germany	YES
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Malaysia	YES
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Switzerland	YES
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	United States	YES
Gold	Tokuriki Honten Co., Ltd.	Japan	Canada	YES
Gold	Tokuriki Honten Co., Ltd.	Japan	United States	YES
Gold	Tokuriki Honten Co., Ltd.	Japan	Peru	YES
Gold	Tokuriki Honten Co., Ltd.	Japan	Chile	YES
Gold	Tokuriki Honten Co., Ltd.	Japan	China	YES

Gold	Tokuriki Honten Co., Ltd.	Japan	Australia	YES
Gold	Tokuriki Honten Co., Ltd.	Japan	Hong Kong	YES
Gold	Tokuriki Honten Co., Ltd.	Japan	Japan	YES
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.	China	China	NO
Gold	Torecom	South Korea	South Korea	NO
Gold	C. Hafner GmbH + Co. KG	Germany	Germany	YES
Gold	Elemetal Refining, LLC	United States	Japan	YES
Gold	Elemetal Refining, LLC	United States	Kazakhstan	YES
Gold	Elemetal Refining, LLC	United States	Russia	YES
Gold	Elemetal Refining, LLC	United States	Brazil	YES
Gold	Elemetal Refining, LLC	United States	Hong Kong	YES
Gold	Elemetal Refining, LLC	United States	United States	YES
Gold	Elemetal Refining, LLC	United States	Philippines	YES
Gold	Elemetal Refining, LLC	United States	Indonesia	YES
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	Japan	YES
Gold	OJSC Kolyma Refinery	Russia	Russia	NO
Gold	OJSC Novosibirsk Refinery	Russia	Italy	YES
Gold	OJSC Novosibirsk Refinery	Russia	Russia	YES
Gold	OJSC Novosibirsk Refinery	Russia	Russia	YES
Gold	Caridad	Mexico	Mexico	NO
Gold	Caridad	Mexico	Bolivia	NO
Gold	Caridad	Mexico	Chile	NO
Gold	Caridad	Mexico	Japan	NO
Gold	Caridad	Mexico	China	NO
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russia	Russia	YES
Gold	CCR Refinery - Glencore Canada Corporation	Canada	Chile	YES
Gold	CCR Refinery - Glencore Canada Corporation	Canada	Argentina	YES
Gold	CCR Refinery - Glencore Canada Corporation	Canada	DRC- Congo (Kinshasa)	YES
Gold	CCR Refinery - Glencore Canada Corporation	Canada	Germany	YES
Gold	CCR Refinery - Glencore Canada Corporation	Canada	United States	YES
Gold	CCR Refinery - Glencore Canada Corporation	Canada	Australia	YES
Gold	CCR Refinery - Glencore Canada Corporation	Canada	Canada	YES
Gold	CCR Refinery - Glencore Canada Corporation	Canada	Switzerland	YES
Gold	CCR Refinery - Glencore Canada Corporation	Canada	Japan	YES
Gold	CCR Refinery - Glencore Canada Corporation	Canada	Peru	YES
Gold	CCR Refinery - Glencore Canada Corporation	Canada	Zambia	YES
Gold	Cendres + Métaux SA	Switzerland	Australia	NO
Gold	Cendres + Métaux SA	Switzerland	Recycle/Scrap	NO
Gold	Cendres + Métaux SA	Switzerland	Switzerland	NO
Gold	Cendres + Métaux SA	Switzerland	Germany	NO
Gold	Umicore Brasil Ltda.	Brazil	Brazil	YES
Gold	Umicore Brasil Ltda.	Brazil	Japan	YES
Gold	Umicore Precious Metals Thailand	Thailand	Thailand	YES
Gold	Umicore SA Business Unit Precious Metals Refining	Belgium	No known country of origin.	YES
Gold	Hunan Chenzhou Mining Co., Ltd.	China	No known country of origin.	NO
Gold	PAMP SA	Switzerland	Canada	YES
Gold	PAMP SA	Switzerland	Mexico	YES

Gold	PAMP SA	Switzerland	Hong Kong	YES
Gold	PAMP SA	Switzerland	Australia	YES
Gold	PAMP SA	Switzerland	South Africa	YES
Gold	PAMP SA	Switzerland	Switzerland	YES
Gold	United Precious Metal Refining, Inc.	United States	Belgium	YES
Gold	United Precious Metal Refining, Inc.	United States	Russia	YES
Gold	United Precious Metal Refining, Inc.	United States	China	YES
Gold	United Precious Metal Refining, Inc.	United States	Thailand	YES
Gold	United Precious Metal Refining, Inc.	United States	Canada	YES
Gold	United Precious Metal Refining, Inc.	United States	Australia	YES
Gold	United Precious Metal Refining, Inc.	United States	United States	YES
Gold	Penglai Penggang Gold Industry Co Ltd	China	China	NO
Gold	Hwasung CJ Co. Ltd	South Korea	Japan	NO
Gold	Hwasung CJ Co. Ltd	South Korea	Mexico	NO
Gold	Hwasung CJ Co. Ltd	South Korea	South Korea	NO
Gold	Hwasung CJ Co. Ltd	South Korea	Hong Kong	NO
Gold	Hwasung CJ Co. Ltd	South Korea	United States	NO
Gold	Hwasung CJ Co. Ltd	South Korea	Canada	NO
Gold	Hwasung CJ Co. Ltd	South Korea	Australia	NO
Gold	Chimet S.p.A.	Italy	Australia	YES
Gold	Chimet S.p.A.	Italy	Italy	YES
Gold	Chimet S.p.A.	Italy	Mexico	YES
Gold	Chimet S.p.A.	Italy	Recycle/Scrap	YES
Gold	Valcambi SA	Switzerland	Australia	YES
Gold	Valcambi SA	Switzerland	Taiwan	YES
Gold	Valcambi SA	Switzerland	Switzerland	YES
Gold	Valcambi SA	Switzerland	Japan	YES
Gold	Valcambi SA	Switzerland	Hong Kong	YES
Gold	Prioksky Plant of Non-Ferrous Metals	Russia	Russia	YES
Gold	Prioksky Plant of Non-Ferrous Metals	Russia	Russia	YES
Gold	Prioksky Plant of Non-Ferrous Metals	Russia	China	YES
Gold	Prioksky Plant of Non-Ferrous Metals	Russia	Australia	YES
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China	Mongolia	YES
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China	China	YES
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China	Mexico	YES
Gold	Chugai Mining	Japan	Japan	NO
Gold	Chugai Mining	Japan	Japan	NO
Gold	Chugai Mining	Japan	Canada	NO
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	Indonesia	YES
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	Indonesia	YES
Gold	Western Australian Mint trading as The Perth Mint	Australia	Peru	YES
Gold	Western Australian Mint trading as The Perth Mint	Australia	China	YES
Gold	Western Australian Mint trading as The Perth Mint	Australia	Australia	YES
Gold	Western Australian Mint trading as The Perth Mint	Australia	Chile	YES
Gold	Western Australian Mint trading as The Perth Mint	Australia	South Korea	YES
Gold	Western Australian Mint trading as The Perth Mint	Australia	Guinea	YES
Gold	Western Australian Mint trading as The Perth Mint	Australia	Hong Kong	YES
Gold	Western Australian Mint trading as The Perth Mint	Australia	Australia	YES

Gold	Western Australian Mint trading as The Perth Mint	Australia	Bolivia	YES
Gold	Western Australian Mint trading as The Perth Mint	Australia	Papua New Guinea	YES
Gold	Ishifuku Metal Industry Co., Ltd.	Japan	No known country of origin.	YES
Gold	Istanbul Gold Refinery	Turkey	Turkey	YES
Gold	Japan Mint	Japan	Japan	YES
Gold	Jiangxi Copper Company Limited	China	Japan	YES
Gold	Jiangxi Copper Company Limited	China	China	YES
Gold	Jiangxi Copper Company Limited	China	United States	YES
Gold	Daejin Indus Co., Ltd.	South Korea	Japan	NO
Gold	Daejin Indus Co., Ltd.	South Korea	South Korea	NO
Gold	PX PrŽcinox SA	Switzerland	Australia	YES
Gold	PX PrŽcinox SA	Switzerland	Switzerland	YES
Gold	PX PrŽcinox SA	Switzerland	Canada	YES
Gold	PX PrŽcinox SA	Switzerland	Mozambique	YES
Gold	Daye Non-Ferrous Metals Mining Ltd.	China	China	NO
Gold	Yamamoto Precious Metal Co., Ltd.	Japan	Japan	YES
Gold	Rand Refinery (Pty) Ltd.	South Africa	Namibia	YES
Gold	Rand Refinery (Pty) Ltd.	South Africa	DRC- Congo (Kinshasa)	YES
Gold	Rand Refinery (Pty) Ltd.	South Africa	Ghana	YES
Gold	Rand Refinery (Pty) Ltd.	South Africa	Canada	YES
Gold	Rand Refinery (Pty) Ltd.	South Africa	Guinea	YES
Gold	Rand Refinery (Pty) Ltd.	South Africa	Mali	YES
Gold	Rand Refinery (Pty) Ltd.	South Africa	China	YES
Gold	Rand Refinery (Pty) Ltd.	South Africa	Hong Kong	YES
Gold	Rand Refinery (Pty) Ltd.	South Africa	South Africa	YES
Gold	Rand Refinery (Pty) Ltd.	South Africa	Tanzania	YES
Gold	DSC (Do Sung Corporation)	South Korea	Recycle/Scrap	NO
Gold	DSC (Do Sung Corporation)	South Korea	South Korea	NO
Gold	Asahi Refining USA Inc.	United States	Malaysia	YES
Gold	Asahi Refining USA Inc.	United States	Australia	YES
Gold	Asahi Refining USA Inc.	United States	Hong Kong	YES
Gold	Asahi Refining USA Inc.	United States	Canada	YES
Gold	Asahi Refining USA Inc.	United States	United States	YES
Gold	Asahi Refining USA Inc.	United States	China	YES
Gold	Yokohama Metal Co., Ltd.	Japan	Brazil	YES
Gold	Yokohama Metal Co., Ltd.	Japan	China	YES
Gold	Yokohama Metal Co., Ltd.	Japan	Malaysia	YES
Gold	Yokohama Metal Co., Ltd.	Japan	Japan	YES
Gold	DODUCO GmbH	Germany	Recycle/Scrap	YES
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russia	Australia	YES
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russia	Canada	YES
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russia	Japan	YES
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russia	Russia	YES
Gold	JSC Uralelectromed	Russia	Russia	YES
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	Chile	YES
Gold	Yunnan Copper Industry Co Ltd	China	China	NO
Gold	Kazzinc	Kazakhstan	Peru	YES
Gold	Kazzinc	Kazakhstan	Australia	YES

Gold	Kazzinc	Kazakhstan	Kazakhstan	YES
Gold	Kazzinc	Kazakhstan	Kazakhstan	YES
Gold	Royal Canadian Mint	Canada	Japan	YES
Gold	Royal Canadian Mint	Canada	Switzerland	YES
Gold	Royal Canadian Mint	Canada	Canada	YES
Gold	Royal Canadian Mint	Canada	Mexico	YES
Gold	Royal Canadian Mint	Canada	Guyana	YES
Gold	Royal Canadian Mint	Canada	Peru	YES
Gold	Royal Canadian Mint	Canada	Chile	YES
Gold	Royal Canadian Mint	Canada	Suriname	YES
Gold	Royal Canadian Mint	Canada	Germany	YES
Gold	Sabin Metal Corp.	United States	Canada	NO
Gold	Sabin Metal Corp.	United States	United States	NO
Gold	Sabin Metal Corp.	United States	China	NO
Gold	Kennecott Utah Copper LLC	United States	No known country of origin.	YES
Gold	Dowa	Japan	Japan	NO
Gold	Dowa	Japan	United States	NO
Gold	Dowa	Japan	Hong Kong	NO
Gold	Dowa	Japan	Canada	NO
Gold	Dowa	Japan	Mexico	NO
Gold	Dowa	Japan	Indonesia	NO
Gold	Dowa	Japan	Canada	NO
Gold	SAMWON METALS Corp.	South Korea	Australia	NO
Gold	SAMWON METALS Corp.	South Korea	South Korea	NO
Gold	SAMWON METALS Corp.	South Korea	Hong Kong	NO
Gold	SAMWON METALS Corp.	South Korea	China	NO
Gold	Kojima Chemicals Co., Ltd.	Japan	Japan	YES
Gold	Korea Metal Co. Ltd	South Korea	South Korea	NO
Gold	Korea Metal Co. Ltd	South Korea	Australia	NO
Gold	Korea Metal Co. Ltd	South Korea	Recycle/Scrap	NO
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	Philippines	YES
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	Canada	YES
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	Thailand	YES
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	Switzerland	YES
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	Australia	YES
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	China	YES
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	Mozambique	YES
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China	China	YES
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China	Mongolia	YES
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China	Peru	YES
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China	Tajikistan	YES
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China	Tajikistan	YES
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China	Kyrgyzstan	YES
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China	Russia	YES
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China	Papua New Guinea	YES
Gold	Schone Edelmetaal B.V.	Netherlands	Belgium	YES
Gold	Schone Edelmetaal B.V.	Netherlands	Netherlands	YES
Gold	Eco-System Recycling Co., Ltd.	Japan	Canada	YES
Gold	Eco-System Recycling Co., Ltd.	Japan	Recycle/Scrap	YES

Gold	Eco-System Recycling Co., Ltd.	Japan	Japan	YES
Gold	Eco-System Recycling Co., Ltd.	Japan	Bolivia	YES
Gold	SEMPSA Joyería Platería SA	Spain	Spain	YES
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	Australia	YES
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	Kyrgyzstan	YES
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	Brazil	YES
Gold	L' azurde Company For Jewelry	Saudi Arabia	Canada	NO
Gold	L' azurde Company For Jewelry	Saudi Arabia	Taiwan	NO
Gold	L' azurde Company For Jewelry	Saudi Arabia	Japan	NO
Gold	L' azurde Company For Jewelry	Saudi Arabia	Australia	NO
Gold	L' azurde Company For Jewelry	Saudi Arabia	Saudi Arabia	NO
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	China	YES
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	United States	YES
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	Japan	YES
Gold	Lingbao Gold Company Ltd.	China	China	NO
Gold	LS-NIKKO Copper Inc.	South Korea	Chile	YES
Gold	LS-NIKKO Copper Inc.	South Korea	United States	YES
Gold	LS-NIKKO Copper Inc.	South Korea	Kazakhstan	YES
Gold	LS-NIKKO Copper Inc.	South Korea	Peru	YES
Gold	LS-NIKKO Copper Inc.	South Korea	Singapore	YES
Gold	LS-NIKKO Copper Inc.	South Korea	Japan	YES
Gold	LS-NIKKO Copper Inc.	South Korea	Hong Kong	YES
Gold	LS-NIKKO Copper Inc.	South Korea	Indonesia	YES
Gold	LS-NIKKO Copper Inc.	South Korea	Australia	YES
Gold	LS-NIKKO Copper Inc.	South Korea	South Korea	YES
Gold	LS-NIKKO Copper Inc.	South Korea	Brazil	YES
Gold	LS-NIKKO Copper Inc.	South Korea	South Africa	YES
Gold	LS-NIKKO Copper Inc.	South Korea	India	YES
Gold	Luo yang Zijin Yinhui Metal Smelt Co Ltd	China	China	NO
Gold	Materion	United States	Chile	YES
Gold	Materion	United States	United States	YES
Gold	Materion	United States	Brazil	YES
Gold	Materion	United States	China	YES
Gold	Materion	United States	Canada	YES
Tantalum	Solikamsk Magnesium Works OAO	Russia	No known country of origin.	YES
Tantalum	Metallurgical Products India Pvt., Ltd.	India	India	YES
Tantalum	Mineração Taboca S.A.	Brazil	Brazil	NO
Tantalum	Zhuzhou Cemented Carbide	China	Rwanda	YES
Tantalum	Zhuzhou Cemented Carbide	China	Burundi	YES
Tantalum	Zhuzhou Cemented Carbide	China	Malaysia	YES
Tantalum	Zhuzhou Cemented Carbide	China	Niger	YES
Tantalum	Zhuzhou Cemented Carbide	China	Russia	YES
Tantalum	Zhuzhou Cemented Carbide	China	Brazil	YES
Tantalum	Zhuzhou Cemented Carbide	China	DRC- Congo (Kinshasa)	YES
Tantalum	Zhuzhou Cemented Carbide	China	Japan	YES
Tantalum	Zhuzhou Cemented Carbide	China	Nigeria	YES
Tantalum	Zhuzhou Cemented Carbide	China	China	YES
Tantalum	Zhuzhou Cemented Carbide	China	Kazakhstan	YES

Tantalum	Global Advanced Metals Boyertown	United States	Mozambique	YES
Tantalum	Global Advanced Metals Boyertown	United States	China	YES
Tantalum	Global Advanced Metals Boyertown	United States	Australia	YES
Tantalum	Global Advanced Metals Boyertown	United States	Canada	YES
Tantalum	Global Advanced Metals Boyertown	United States	Japan	YES
Tantalum	Global Advanced Metals Boyertown	United States	United States	YES
Tantalum	Global Advanced Metals Boyertown	United States	Brazil	YES
Tantalum	Mitsui Mining & Smelting	Japan	Chile	YES
Tantalum	Molycorp Silmet A.S.	Estonia	Estonia	YES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China	Brazil	YES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China	China	YES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China	Sierra Leone	YES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China	Nigeria	YES
Tantalum	Taki Chemicals	Japan	Japan	YES
Tantalum	Taki Chemicals	Japan	Brazil	YES
Tantalum	H.C. Starck Co., Ltd.	Thailand	Rwanda	YES
Tantalum	H.C. Starck Co., Ltd.	Thailand	Australia	YES
Tantalum	H.C. Starck Co., Ltd.	Thailand	Thailand	YES
Tantalum	H.C. Starck Co., Ltd.	Thailand	Sierra Leone	YES
Tantalum	H.C. Starck Co., Ltd.	Thailand	Zimbabwe	YES
Tantalum	H.C. Starck Co., Ltd.	Thailand	Namibia	YES
Tantalum	H.C. Starck Co., Ltd.	Thailand	Brazil	YES
Tantalum	H.C. Starck Co., Ltd.	Thailand	Ethiopia	YES
Tantalum	H.C. Starck Co., Ltd.	Thailand	India	YES
Tantalum	H.C. Starck Co., Ltd.	Thailand	Mozambique	YES
Tantalum	H.C. Starck Co., Ltd.	Thailand	Bolivia	YES
Tantalum	H.C. Starck Smelting GmbH & Co.KG	Germany	No known country of origin.	YES
Tantalum	Telex Metals	United States	Kazakhstan	YES
Tantalum	Telex Metals	United States	Recycle/Scrap	YES
Tantalum	Telex Metals	United States	Russia	YES
Tantalum	Telex Metals	United States	United States	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Brazil	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Niger	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Mozambique	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Nigeria	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Switzerland	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Ethiopia	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Rwanda	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Burundi	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Australia	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	China	YES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Malaysia	YES
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	China	YES
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	Bolivia	YES
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	India	YES
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	Brazil	YES
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	China	YES
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	Australia	YES
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	Zimbabwe	YES

Tantalum	Hi-Temp Specialty Metals, Inc.	United States	Namibia	YES
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	United States	YES
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	Mozambique	YES
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	Sierra Leone	YES
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	Ethiopia	YES
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	Rwanda	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	China	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Zimbabwe	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Belarus	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	DRC- Congo (Kinshasa)	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Mozambique	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Australia	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Russia	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Canada	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Brazil	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Ethiopia	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Japan	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	United States	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Rwanda	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Burundi	YES
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Kazakhstan	YES
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	Canada	YES
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	Russia	YES
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	China	YES
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	Australia	YES
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	Brazil	YES
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	Thailand	YES
Tantalum	Plansee SE Reutte	Austria	Austria	YES
Tantalum	Conghua Tantalum and Niobium Smeltry	China	Ethiopia	YES
Tantalum	Conghua Tantalum and Niobium Smeltry	China	China	YES
Tantalum	Conghua Tantalum and Niobium Smeltry	China	Rwanda	YES
Tantalum	Conghua Tantalum and Niobium Smeltry	China	India	YES
Tantalum	Conghua Tantalum and Niobium Smeltry	China	Niger	YES
Tantalum	Conghua Tantalum and Niobium Smeltry	China	Brazil	YES
Tantalum	Conghua Tantalum and Niobium Smeltry	China	Thailand	YES
Tantalum	QuantumClean	United States	United States	YES
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	China	YES
Tantalum	Jiujiang Tanbre Co., Ltd.	China	DRC- Congo (Kinshasa)	YES
Tantalum	Jiujiang Tanbre Co., Ltd.	China	China	YES
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China	China	YES
Tantalum	RFH Tantalum Smeltry Co., Ltd.	China	Russia	YES
Tantalum	RFH Tantalum Smeltry Co., Ltd.	China	China	YES
Tantalum	RFH Tantalum Smeltry Co., Ltd.	China	Peru	YES
Tantalum	Kemet Blue Powder	United States	China	YES
Tantalum	Kemet Blue Powder	United States	DRC- Congo (Kinshasa)	YES
Tantalum	Kemet Blue Powder	United States	Rwanda	YES
Tantalum	Kemet Blue Powder	United States	Mexico	YES
Tantalum	Kemet Blue Powder	United States	Nigeria	YES

Tantalum	Kemet Blue Powder	United States	Mozambique	YES
Tantalum	Kemet Blue Powder	United States	Burundi	YES
Tantalum	Kemet Blue Powder	United States	Niger	YES
Tantalum	Kemet Blue Powder	United States	United States	YES
Tantalum	King-Tan Tantalum Industry Ltd.	China	Ethiopia	YES
Tantalum	King-Tan Tantalum Industry Ltd.	China	China	YES
Tantalum	Duoluoshan	China	Brazil	YES
Tantalum	Duoluoshan	China	Niger	YES
Tantalum	Duoluoshan	China	Japan	YES
Tantalum	Duoluoshan	China	Malaysia	YES
Tantalum	Duoluoshan	China	Rwanda	YES
Tantalum	Duoluoshan	China	Ethiopia	YES
Tantalum	Duoluoshan	China	Nigeria	YES
Tantalum	Duoluoshan	China	Thailand	YES
Tantalum	Duoluoshan	China	Bolivia	YES
Tantalum	Duoluoshan	China	China	YES
Tantalum	Duoluoshan	China	India	YES
Tantalum	Exotech Inc.	United States	No known country of origin.	YES
Tantalum	F&X Electro-Materials Ltd.	China	Recycle/Scrap	YES
Tantalum	F&X Electro-Materials Ltd.	China	China	YES
Tantalum	F&X Electro-Materials Ltd.	China	Russia	YES
Tantalum	LSM Brasil S.A.	Brazil	Brazil	YES
Tin	Metallo-Chimique N.V.	Belgium	No known country of origin.	YES
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	China	YES
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	Peru	YES
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	Japan	YES
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	Bolivia	YES
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	Canada	YES
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	Brazil	YES
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	Indonesia	YES
Tin	Gejiu Zi-Li	China	Brazil	NO
Tin	Gejiu Zi-Li	China	China	NO
Tin	Mineração Taboca S.A.	Brazil	Brazil	NO
Tin	Minsur	Peru	Canada	YES
Tin	Minsur	Peru	Thailand	YES
Tin	Minsur	Peru	China	YES
Tin	Minsur	Peru	Rwanda	YES
Tin	Minsur	Peru	Indonesia	YES
Tin	Minsur	Peru	Switzerland	YES
Tin	Minsur	Peru	United States	YES
Tin	Minsur	Peru	Brazil	YES
Tin	Minsur	Peru	Malaysia	YES
Tin	Minsur	Peru	DRC- Congo (Kinshasa)	YES
Tin	Minsur	Peru	Peru	YES
Tin	Minsur	Peru	Bolivia	YES
Tin	Alpha	United States	Peru	YES
Tin	Alpha	United States	United States	YES
Tin	Alpha	United States	China	YES

Tin	Alpha	United States	Spain	YES
Tin	Alpha	United States	Taiwan	YES
Tin	Alpha	United States	Chile	YES
Tin	Alpha	United States	Jersey	YES
Tin	Alpha	United States	Recycle/Scrap	YES
Tin	Alpha	United States	Thailand	YES
Tin	Mitsubishi Materials Corporation	Japan	Indonesia	YES
Tin	Nankang Nanshan Tin Co., Ltd.	China	China	NO
Tin	Nankang Nanshan Tin Co., Ltd.	China	Portugal	NO
Tin	Nankang Nanshan Tin Co., Ltd.	China	Russia	NO
Tin	Nankang Nanshan Tin Co., Ltd.	China	Bolivia	NO
Tin	Thaisarco	Thailand	Australia	YES
Tin	Thaisarco	Thailand	Myanmar	YES
Tin	Thaisarco	Thailand	China	YES
Tin	Thaisarco	Thailand	Indonesia	YES
Tin	Thaisarco	Thailand	Japan	YES
Tin	Thaisarco	Thailand	Malaysia	YES
Tin	Thaisarco	Thailand	Chile	YES
Tin	Thaisarco	Thailand	Morocco	YES
Tin	Thaisarco	Thailand	Brazil	YES
Tin	Thaisarco	Thailand	Thailand	YES
Tin	Thaisarco	Thailand	Canada	YES
Tin	Thaisarco	Thailand	Poland	YES
Tin	Thaisarco	Thailand	Bolivia	YES
Tin	Thaisarco	Thailand	DRC- Congo (Kinshasa)	YES
Tin	Thaisarco	Thailand	Portugal	YES
Tin	Thaisarco	Thailand	Rwanda	YES
Tin	Thaisarco	Thailand	Peru	YES
Tin	Novosibirsk Integrated Tin Works	Russia	Kazakhstan	NO
Tin	Novosibirsk Integrated Tin Works	Russia	Peru	NO
Tin	Novosibirsk Integrated Tin Works	Russia	Philippines	NO
Tin	Novosibirsk Integrated Tin Works	Russia	Russia	NO
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	China	YES
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	Thailand	YES
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	Philippines	YES
Tin	Operaciones Metalurgical S.A.	Bolivia	Bolivia	YES
Tin	Operaciones Metalurgical S.A.	Bolivia	Indonesia	YES
Tin	Operaciones Metalurgical S.A.	Bolivia	Brazil	YES
Tin	Operaciones Metalurgical S.A.	Bolivia	DRC- Congo (Kinshasa)	YES
Tin	Operaciones Metalurgical S.A.	Bolivia	Thailand	YES
Tin	Operaciones Metalurgical S.A.	Bolivia	Japan	YES
Tin	Operaciones Metalurgical S.A.	Bolivia	Peru	YES
Tin	Operaciones Metalurgical S.A.	Bolivia	Russia	YES
Tin	Operaciones Metalurgical S.A.	Bolivia	Philippines	YES
Tin	Operaciones Metalurgical S.A.	Bolivia	Malaysia	YES
Tin	Operaciones Metalurgical S.A.	Bolivia	Canada	YES
Tin	Operaciones Metalurgical S.A.	Bolivia	China	YES
Tin	Huichang Jinshunda Tin Co. Ltd	China	China	NO

Tin	China Tin Group Co., Ltd.	China	China	YES
Tin	PT Alam Lestari Kencana	Indonesia	Australia	NO
Tin	PT Alam Lestari Kencana	Indonesia	Indonesia	NO
Tin	CNMC (Guangxi) PGMA Co. Ltd.	China	China	NO
Tin	PT Aries Kencana Sejahtera	Indonesia	China	YES
Tin	PT Artha Cipta Langgeng	Indonesia	Malaysia	YES
Tin	PT Artha Cipta Langgeng	Indonesia	China	YES
Tin	PT Artha Cipta Langgeng	Indonesia	Indonesia	YES
Tin	PT Artha Cipta Langgeng	Indonesia	Brazil	YES
Tin	PT Artha Cipta Langgeng	Indonesia	Germany	YES
Tin	PT Artha Cipta Langgeng	Indonesia	Bolivia	YES
Tin	PT Babel Inti Perkasa	Indonesia	Indonesia	YES
Tin	PT Babel Inti Perkasa	Indonesia	Peru	YES
Tin	PT Bangka Kudai Tin	Indonesia	China	NO
Tin	PT Bangka Kudai Tin	Indonesia	Indonesia	NO
Tin	PT Bangka Timah Utama Sejahtera	Indonesia	Indonesia	NO
Tin	PT Bangka Timah Utama Sejahtera	Indonesia	Indonesia	NO
Tin	PT Bangka Timah Utama Sejahtera	Indonesia	China	NO
Tin	PT Bangka Timah Utama Sejahtera	Indonesia	Brazil	NO
Tin	PT Bangka Tin Industry	Indonesia	Brazil	YES
Tin	PT Bangka Tin Industry	Indonesia	Bolivia	YES
Tin	PT Bangka Tin Industry	Indonesia	China	YES
Tin	PT Bangka Tin Industry	Indonesia	Peru	YES
Tin	PT Bangka Tin Industry	Indonesia	Canada	YES
Tin	PT Bangka Tin Industry	Indonesia	Malaysia	YES
Tin	PT Belitung Industri Sejahtera	Indonesia	Indonesia	YES
Tin	PT BilliTin Makmur Lestari	Indonesia	Bolivia	YES
Tin	PT BilliTin Makmur Lestari	Indonesia	Brazil	YES
Tin	PT BilliTin Makmur Lestari	Indonesia	Malaysia	YES
Tin	PT BilliTin Makmur Lestari	Indonesia	Canada	YES
Tin	PT BilliTin Makmur Lestari	Indonesia	Peru	YES
Tin	PT BilliTin Makmur Lestari	Indonesia	China	YES
Tin	PT Bukit Timah	Indonesia	Australia	YES
Tin	PT Bukit Timah	Indonesia	DRC- Congo (Kinshasa)	YES
Tin	PT Bukit Timah	Indonesia	Bolivia	YES
Tin	PT Bukit Timah	Indonesia	Indonesia	YES
Tin	PT Bukit Timah	Indonesia	Brazil	YES
Tin	PT Bukit Timah	Indonesia	Indonesia	YES
Tin	PT Bukit Timah	Indonesia	Malaysia	YES
Tin	PT Bukit Timah	Indonesia	Peru	YES
Tin	PT Bukit Timah	Indonesia	Canada	YES
Tin	PT Bukit Timah	Indonesia	Russia	YES
Tin	PT Bukit Timah	Indonesia	China	YES
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil	China	YES
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil	Germany	YES
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil	Peru	YES
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil	Brazil	YES
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil	Thailand	YES
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Brazil	Australia	YES

Tin	Cooperativa Metalurgica de Rondônia Ltda.	Brazil	Brazil	YES
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Brazil	Peru	YES
Tin	PT DS Jaya Abadi	Indonesia	Canada	YES
Tin	PT DS Jaya Abadi	Indonesia	Australia	YES
Tin	PT DS Jaya Abadi	Indonesia	China	YES
Tin	PT DS Jaya Abadi	Indonesia	Brazil	YES
Tin	PT DS Jaya Abadi	Indonesia	Peru	YES
Tin	PT DS Jaya Abadi	Indonesia	Russia	YES
Tin	PT DS Jaya Abadi	Indonesia	Japan	YES
Tin	PT DS Jaya Abadi	Indonesia	Indonesia	YES
Tin	PT DS Jaya Abadi	Indonesia	Mozambique	YES
Tin	PT DS Jaya Abadi	Indonesia	Poland	YES
Tin	PT DS Jaya Abadi	Indonesia	Malaysia	YES
Tin	PT DS Jaya Abadi	Indonesia	Bolivia	YES
Tin	PT Eunindo Usaha Mandiri	Indonesia	China	YES
Tin	PT Fang Di MulTindo	Indonesia	No known country of origin.	NO
Tin	PT Justindo	Indonesia	Australia	YES
Tin	PT Justindo	Indonesia	Brazil	YES
Tin	PT Justindo	Indonesia	China	YES
Tin	PT Karimun Mining	Indonesia	No known country of origin.	NO
Tin	PT Mitra Stania Prima	Indonesia	Indonesia	YES
Tin	PT Mitra Stania Prima	Indonesia	Russia	YES
Tin	PT Mitra Stania Prima	Indonesia	China	YES
Tin	PT Mitra Stania Prima	Indonesia	Brazil	YES
Tin	PT Mitra Stania Prima	Indonesia	Chile	YES
Tin	PT Mitra Stania Prima	Indonesia	Bolivia	YES
Tin	PT Mitra Stania Prima	Indonesia	Mexico	YES
Tin	PT Panca Mega Persada	Indonesia	No known country of origin.	YES
Tin	PT Pelat Timah Nusantara Tbk	Indonesia	Indonesia	NO
Tin	PT Pelat Timah Nusantara Tbk	Indonesia	Burundi	NO
Tin	PT Pelat Timah Nusantara Tbk	Indonesia	Rwanda	NO
Tin	PT Pelat Timah Nusantara Tbk	Indonesia	Bolivia	NO
Tin	PT Pelat Timah Nusantara Tbk	Indonesia	Malaysia	NO
Tin	PT Pelat Timah Nusantara Tbk	Indonesia	Brazil	NO
Tin	PT Pelat Timah Nusantara Tbk	Indonesia	China	NO
Tin	PT Pelat Timah Nusantara Tbk	Indonesia	Nigeria	NO
Tin	PT Pelat Timah Nusantara Tbk	Indonesia	DRC- Congo (Kinshasa)	NO
Tin	PT Pelat Timah Nusantara Tbk	Indonesia	Niger	NO
Tin	PT Prima Timah Utama	Indonesia	United States	YES
Tin	CV Gita Pesona	Indonesia	No known country of origin.	YES
Tin	PT Refined Bangka Tin	Indonesia	China	YES
Tin	PT Refined Bangka Tin	Indonesia	Indonesia	YES
Tin	PT Sariwiguna Binasentosa	Indonesia	United States	YES
Tin	PT Seirama Tin investment	Indonesia	No known country of origin.	NO
Tin	CV Serumpun Sebalai	Indonesia	Brazil	YES
Tin	CV Serumpun Sebalai	Indonesia	United States	YES

Tin	CV Serumpun Sebalai	Indonesia	Malaysia	YES
Tin	CV Serumpun Sebalai	Indonesia	Uzbekistan	YES
Tin	CV United Smelting	Indonesia	China	YES
Tin	CV United Smelting	Indonesia	DRC- Congo (Kinshasa)	YES
Tin	CV United Smelting	Indonesia	Japan	YES
Tin	CV United Smelting	Indonesia	Peru	YES
Tin	CV United Smelting	Indonesia	Malaysia	YES
Tin	CV United Smelting	Indonesia	Indonesia	YES
Tin	PT Stanindo Inti Perkasa	Indonesia	DRC- Congo (Kinshasa)	YES
Tin	PT Stanindo Inti Perkasa	Indonesia	Bolivia	YES
Tin	PT Stanindo Inti Perkasa	Indonesia	Indonesia	YES
Tin	PT Stanindo Inti Perkasa	Indonesia	Canada	YES
Tin	PT Stanindo Inti Perkasa	Indonesia	Mozambique	YES
Tin	PT Stanindo Inti Perkasa	Indonesia	Peru	YES
Tin	PT Stanindo Inti Perkasa	Indonesia	Australia	YES
Tin	PT Stanindo Inti Perkasa	Indonesia	Malaysia	YES
Tin	PT Stanindo Inti Perkasa	Indonesia	Brazil	YES
Tin	PT Stanindo Inti Perkasa	Indonesia	China	YES
Tin	PT Sumber Jaya Indah	Indonesia	China	YES
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	China	YES
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	Brazil	YES
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	Indonesia	YES
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	Malaysia	YES
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	India	YES
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	DRC- Congo (Kinshasa)	YES
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	Indonesia	YES
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	Indonesia	YES
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	Canada	YES
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	Thailand	YES
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	Peru	YES
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	Bolivia	YES
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	Brazil	YES
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	Thailand	YES
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	Chile	YES
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	Peru	YES
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	China	YES
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	Canada	YES
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	France	YES
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	United States	YES
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	Indonesia	YES
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	Malaysia	YES
Tin	PT Tinindo Inter Nusa	Indonesia	Belgium	YES
Tin	PT Tinindo Inter Nusa	Indonesia	Indonesia	YES
Tin	PT Tinindo Inter Nusa	Indonesia	China	YES
Tin	PT Tommy Utama	Indonesia	No known country of origin.	YES
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China	China	YES
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China	China	YES

Tin	Yunnan Tin Group (Holding) Company Limited	China	Peru	YES
Tin	Yunnan Tin Group (Holding) Company Limited	China	Hong Kong	YES
Tin	Yunnan Tin Group (Holding) Company Limited	China	Indonesia	YES
Tin	Yunnan Tin Group (Holding) Company Limited	China	Australia	YES
Tin	Yunnan Tin Group (Holding) Company Limited	China	China	YES
Tin	Yunnan Tin Group (Holding) Company Limited	China	China	YES
Tin	Yunnan Tin Group (Holding) Company Limited	China	Germany	YES
Tin	Yunnan Tin Group (Holding) Company Limited	China	Ethiopia	YES
Tin	Yunnan Tin Group (Holding) Company Limited	China	Bolivia	YES
Tin	Yunnan Tin Group (Holding) Company Limited	China	Malaysia	YES
Tin	Yunnan Tin Group (Holding) Company Limited	China	Canada	YES
Tin	Yunnan Tin Group (Holding) Company Limited	China	Belgium	YES
Tin	Yunnan Tin Group (Holding) Company Limited	China	Brazil	YES
Tin	Rui Da Hung	Taiwan	China	YES
Tin	Rui Da Hung	Taiwan	Japan	YES
Tin	Rui Da Hung	Taiwan	Taiwan	YES
Tin	EM Vinto	Bolivia	DRC- Congo (Kinshasa)	YES
Tin	EM Vinto	Bolivia	Germany	YES
Tin	EM Vinto	Bolivia	Brazil	YES
Tin	EM Vinto	Bolivia	Malaysia	YES
Tin	EM Vinto	Bolivia	Russia	YES
Tin	EM Vinto	Bolivia	China	YES
Tin	EM Vinto	Bolivia	Bolivia	YES
Tin	EM Vinto	Bolivia	Indonesia	YES
Tin	EM Vinto	Bolivia	Canada	YES
Tin	EM Vinto	Bolivia	Peru	YES
Tin	Estanho de Rondônia S.A.	Brazil	Taiwan	NO
Tin	Estanho de Rondônia S.A.	Brazil	Brazil	NO
Tin	Linwu Xianggui Smelter Co	China	China	NO
Tin	Linwu Xianggui Smelter Co	China	Japan	NO
Tin	Linwu Xianggui Smelter Co	China	India	NO
Tin	Federal Metal Company	United States	Recycle/Scrap	NO
Tin	Fenix Metals	Poland	Brazil	YES
Tin	Fenix Metals	Poland	Poland	YES
Tin	Fenix Metals	Poland	Recycle/Scrap	YES
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil	Brazil	YES
Tin	Malaysia Smelting Corporation (MSC)	Malaysia	Indonesia	YES
Tin	Malaysia Smelting Corporation (MSC)	Malaysia	Malaysia	YES
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	China	YES
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	China	YES
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	China	YES
Tungsten	Kennametal Fallon	United States	Portugal	YES
Tungsten	Kennametal Fallon	United States	China	YES
Tungsten	Kennametal Fallon	United States	Russia	YES
Tungsten	Kennametal Fallon	United States	United States	YES
Tungsten	Kennametal Fallon	United States	Bolivia	YES
Tungsten	Kennametal Fallon	United States	Recycle/Scrap	YES
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China	China	YES

Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China	Russia	YES
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China	China	YES
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China	Bolivia	YES
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China	China	YES
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China	Australia	YES
Tungsten	A.L.M.T. TUNGSTEN Corp.	Japan	China	YES
Tungsten	A.L.M.T. TUNGSTEN Corp.	Japan	China	YES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Spain	YES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Spain	YES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Peru	YES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Bolivia	YES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	China	YES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Peru	YES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	China	YES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Portugal	YES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Canada	YES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Bolivia	YES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Portugal	YES
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	China	YES
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	China	YES
Tungsten	Global Tungsten & Powders Corp.	United States	Canada	YES
Tungsten	Global Tungsten & Powders Corp.	United States	Portugal	YES
Tungsten	Global Tungsten & Powders Corp.	United States	Bolivia	YES
Tungsten	Global Tungsten & Powders Corp.	United States	Spain	YES
Tungsten	Global Tungsten & Powders Corp.	United States	China	YES
Tungsten	Global Tungsten & Powders Corp.	United States	Peru	YES
Tungsten	Global Tungsten & Powders Corp.	United States	United States	YES
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	Thailand	YES
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	Canada	YES
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	China	YES
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	Russia	YES
Tungsten	H.C. Starck GmbH	Germany	Rwanda	YES
Tungsten	H.C. Starck GmbH	Germany	China	YES
Tungsten	H.C. Starck GmbH	Germany	Thailand	YES
Tungsten	H.C. Starck GmbH	Germany	Namibia	YES
Tungsten	H.C. Starck GmbH	Germany	Peru	YES
Tungsten	H.C. Starck GmbH	Germany	Estonia	YES
Tungsten	H.C. Starck GmbH	Germany	Zimbabwe	YES
Tungsten	H.C. Starck GmbH	Germany	Sierra Leone	YES
Tungsten	H.C. Starck GmbH	Germany	Bolivia	YES
Tungsten	H.C. Starck GmbH	Germany	Canada	YES
Tungsten	H.C. Starck GmbH	Germany	Mozambique	YES
Tungsten	H.C. Starck GmbH	Germany	Germany	YES
Tungsten	H.C. Starck GmbH	Germany	Russia	YES
Tungsten	H.C. Starck GmbH	Germany	Japan	YES
Tungsten	H.C. Starck GmbH	Germany	Brazil	YES
Tungsten	H.C. Starck GmbH	Germany	Portugal	YES
Tungsten	H.C. Starck GmbH	Germany	India	YES
Tungsten	H.C. Starck GmbH	Germany	Spain	YES

Tungsten	H.C. Starck GmbH	Germany	United States	YES
Tungsten	H.C. Starck GmbH	Germany	Ethiopia	YES
Tungsten	H.C. Starck GmbH	Germany	Australia	YES
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Vietnam	China	YES
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Vietnam	Vietnam	YES
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	China	NO
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam	Vietnam	YES
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	Peru	YES
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	Canada	YES
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	China	YES
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	Russia	YES
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	Thailand	YES
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	China	YES
Tungsten	Japan New Metals Co., Ltd.	Japan	Thailand	YES
Tungsten	Japan New Metals Co., Ltd.	Japan	China	YES
Tungsten	Japan New Metals Co., Ltd.	Japan	Canada	YES
Tungsten	Japan New Metals Co., Ltd.	Japan	Russia	YES
Tungsten	Wolfram Bergbau und Hütten AG	Austria	Austria	YES
Tungsten	Wolfram Bergbau und Hütten AG	Austria	China	YES
Tungsten	Wolfram Bergbau und Hütten AG	Austria	Australia	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Canada	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Australia	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	China	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Burundi	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Malaysia	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Spain	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Thailand	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Bolivia	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Russia	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Niger	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Brazil	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Nigeria	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Rwanda	YES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	Mexico	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Brazil	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Thailand	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Mexico	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Peru	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Niger	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Russia	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Canada	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	United States	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Australia	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Nigeria	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Germany	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Spain	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Bolivia	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Rwanda	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	China	YES

Tungsten	Xiamen Tungsten Co., Ltd.	China	Portugal	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Japan	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	China	YES
Tungsten	Xiamen Tungsten Co., Ltd.	China	Vietnam	YES
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	China	YES
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China	China	NO
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China	China	YES
Tungsten	Kennametal Huntsville	United States	Bolivia	YES
Tungsten	Kennametal Huntsville	United States	China	YES
Tungsten	Kennametal Huntsville	United States	United States	YES
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	China	YES

*Names as reported by the Conflict Free Sourcing Initiative, Department of Commerce, or research received from 3rd party as of April 14, 2016.

** “Yes” indicates that the smelters or refiners which have received a “conflict free” designation from an independent third party audit program as of April 15, 2016.